UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 11, 2012

DICK’S SPORTING GOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537

(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, PA	15108

(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

Since eBay Inc. acquired GSI Commerce Inc. (“GSI”), Dick’s Sporting Goods, Inc. (the “Company”) has been working with GSI, the Company’s e-commerce services provider, to strengthen its relationship to more effectively leverage the Company’s and GSI’s capabilities.  The Company and GSI have entered into an amendment to their e-commerce agreement and as a result, the term of the agreement will now end in January     2017.  The Company looks forward to continuing to strengthen its important partnership with eBay and GSI as the Company grows its omni-channel presence.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: December 11, 2012	By:	/s/ DAVID I. MOSSÉ
	Name:	David I. Mossé
	Title:	SVP – General Counsel and Corporate Secretary